                                                                    EXHIBIT 99.5

                  CASH ELECTION FORM and LETTER OF TRANSMITTAL
            To accompany certificates for shares of Common Stock of
                        TRIBUNE/SWAB-FOX COMPANIES, INC.
When surrendered pursuant to an election to receive cash in connection with the proposed merger of Tribune/Swab-Fox Companies, Inc.
                 with and into T/SF Communications Corporation

     THIS FORM IS TO BE USED ONLY IF YOU WISH TO MAKE AN ELECTION TO RECEIVE CASH IN EXCHANGE FOR ALL OR ANY NUMBER OF YOUR SHARES OF THE COMMON STOCK OF TRIBUNE/SWAB-FOX COMPANIES, INC. ("TRIBUNE/SWAB-FOX") IN CONNECTION WITH THE PROPOSED MERGER OF TRIBUNE/SWAB-FOX WITH AND INTO T/SF COMMUNICATIONS CORPORATION ("COMMUNICATIONS").

     IF YOU DO NOT WISH TO MAKE A CASH ELECTION AS TO ANY OF YOUR TRIBUNE/SWAB-FOX SHARES, DO NOT RETURN THIS FORM OR YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT AT THIS TIME. A NEW LETTER OF TRANSMITTAL WITH APPROPRIATE INSTRUCTIONS WILL BE FORWARDED TO YOU FOLLOWING THE EFFECTIVE TIME OF THE MERGER.

     IN ORDER FOR A CASH ELECTION TO BE VALID, THIS FORM MUST BE PROPERLY COMPLETED, SIGNED, AND DELIVERED TO THE EXCHANGE AGENT NAMED BELOW, TOGETHER WITH THE CERTIFICATES REPRESENTING THE SHARES OF TRIBUNE/SWAB-FOX COMMON STOCK TO BE EXCHANGED FOR CASH (OR A GUARANTEE OF DELIVERY AS DESCRIBED HEREIN), SO THAT IT IS RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK TIME, ON MAY ____, 1995.

     PLEASE READ THE INSTRUCTIONS TO THIS FORM CAREFULLY BEFORE FILLING IT OUT AND DELIVERING IT. AN IMPROPERLY COMPLETED FORM COULD PREJUDICE YOUR RIGHTS TO MAKE THE CASH ELECTION.

                     --------------------------------------

                MELLON SECURITIES TRUST COMPANY, EXCHANGE AGENT

             If Mailed:                         If Hand Delivered:
     Mellon Securities Trust Company      Mellon Securities Trust Company
     P.O. Box 798                         120 Broadway
     Midtown Station                      Thirteenth Floor
     New York, New York  10018            New York, New York  10271

                             If Sent By Facsimile:
                                 (201) 296-4062

                     Please call (800) 777-3674 to confirm
                  receipt of facsimile by the Exchange Agent.

     DELIVERY OF THIS FORM TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Name(s) and address(es) of         Certificates Enclosed or Delivery Guaranteed
  Registered Holder(s)                        (Attach list if necessary)
    (Please Print)
- -------------------------------------------------------------------------------
                                          Certificate              Number
                                            Number                of Shares
                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                         Total Shares
- -------------------------------------------------------------------------------

TO:  MELLON SECURITIES TRUST COMPANY, EXCHANGE AGENT

Ladies and Gentlemen:

     1. General. Pursuant to the Agreement and Plan of Merger dated January 25, 1995, as amended (as amended, the "Merger Agreement") between T/SF Communications Corporation, a Delaware corporation ("Communications"), and Tribune/Swab-Fox Companies, Inc., a Delaware corporation ("Tribune/Swab-Fox"), the undersigned hereby submits the above-described certificate(s) ("Tribune/Swab-Fox Certificate(s)") representing shares of the Class A Common Stock, par value $.10 per share, of Tribune/Swab-Fox or the Class B Common Stock, par value $.10 per share, of Tribune/Swab-Fox (collectively, the "Tribune/Swab-Fox Common Stock") to you, and makes the cash election specified in paragraph 2 below, subject to and in accordance with the terms and conditions specified in the Joint Proxy Statement and Prospectus dated April ____, 1995 (the "Proxy Statement/Prospectus") (receipt of which is hereby acknowledged), the terms of the Merger Agreement annexed as Appendix A to the Proxy Statement/Prospectus and the accompanying instructions hereto. If Tribune/Swab-Fox Certificates are not delivered herewith, there is furnished below a guarantee of delivery of such Tribune/Swab-Fox Certificates from a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States. Tribune/Swab-Fox stockholders who elect to receive cash for all or a portion of their shares of Tribune/Swab-Fox Common Stock may not seek an appraisal of such shares under Delaware law. For information regarding appraisal rights, see the Proxy Statement/Prospectus at "The Merger--Appraisal Rights" at pages ___ thereof.

IMPORTANT:

ANY SHARES OF TRIBUNE/SWAB-FOX COMMON STOCK AS TO WHICH A CASH ELECTION IS NOT MADE WILL BE CONVERTED AT THE EFFECTIVE TIME OF THE MERGER INTO THE RIGHT TO RECEIVE WHOLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF COMMUNICATIONS (THE "COMMUNICATIONS COMMON STOCK"), AT THE RATE OF 0.1255 OF A SHARE OF COMMUNICATIONS COMMON STOCK FOR EACH SHARE OF TRIBUNE/SWAB-FOX COMMON STOCK, AND CASH IN LIEU OF ANY FRACTIONAL SHARE OF COMMUNICATIONS COMMON STOCK.

     2. Cash Election. COMPLETE THIS PARAGRAPH IF YOU WISH TO MAKE AN ELECTION TO RECEIVE CASH IN EXCHANGE FOR ALL OR ANY NUMBER OF YOUR SHARES OF TRIBUNE/SWAB-FOX COMMON STOCK IN THE PROPOSED MERGER:

     A. [ ] Check here if an election is being made to receive cash in the amount of $0.88 per share for ALL shares of Tribune/Swab-Fox Common Stock represented by the Tribune/Swab-Fox Certificates submitted hereby.

          OR

     B. [ ] Check here if an election is being made to receive cash in the amount of $0.88 per share for ONLY A PORTION of the shares of Tribune/Swab-Fox Common Stock represented by the Tribune/Swab-Fox Certificates submitted hereby, and indicate in the space provided below the number of shares of Tribune/Swab-Fox Common Stock represented by such Tribune/Swab-Fox Certificates as to which the cash election is being made: _________________________.

IF NEITHER BOX ABOVE IS CHECKED, THE EXCHANGE AGENT WILL ASSUME THAT A CASH ELECTION IS MADE WITH RESPECT TO ALL OF THE SHARES OF TRIBUNE/SWAB-FOX COMMON
                                 ---
STOCK SUBMITTED HEREBY.

     3.   Special Instructions in the Event of Partial Cash Elections.

COMPLETE THIS PARAGRAPH ONLY IF YOU HAVE ELECTED TO RECEIVE CASH IN THE PROPOSED MERGER FOR ONLY A PORTION OF THE SHARES OF TRIBUNE/SWAB-FOX COMMON STOCK REPRESENTED BY THE TRIBUNE/SWAB-FOX CERTIFICATES SUBMITTED HEREBY (See Instructions I(c)):

     A. [ ] Please hold the Tribune/Swab-Fox Certificates submitted hereby pending the Merger and, promptly after the effective time of the Merger, cause to be issued and delivered to the undersigned, or in accordance with the instructions of the undersigned contained in this Form, the certificate(s) for the Communications Common Stock into which the balance of the shares of Tribune/Swab-Fox Common Stock represented by such Tribune/Swab-Fox Certificates have been converted, and a check in the amount of any cash payable in lieu of any fractional share of Communications Common Stock.

          OR

     B. [ ] Please do not hold the Tribune/Swab-Fox Certificates submitted hereby pending the Merger. Promptly after receipt of this Form, cause to be issued and delivered to the undersigned, or in accordance with the instructions of the undersigned contained in this Form, a new Tribune/Swab-Fox Certificate for the number of the shares of Tribune/Swab-Fox Common Stock represented by such Tribune/Swab-Fox Certificates submitted hereby for which the cash election is not being made.

          The undersigned acknowledges that following the effective time of the Merger, such new Tribune/Swab-Fox Certificate must be surrendered to the Exchange Agent in order to receive the certificate(s) for the Communications Common Stock (and cash in lieu of any fractional share of Communications Common Stock) into which the shares of Tribune/Swab-Fox Common Stock represented thereby will have been converted by virtue of the proposed Merger. A new letter of transmittal for such purpose will be forwarded to the registered holder of such new Tribune/Swab-Fox Certificate following the effective time of the Merger. The undersigned acknowledges that a new Tribune/Swab-Fox Certificate will not be issued and delivered as provided above if the Exchange Agent has been notified by Tribune/Swab-Fox no later than May ___, 1995 that the Merger will be consummated within five business days thereafter.

IF NEITHER BOX ABOVE IS CHECKED, THE EXCHANGE AGENT WILL FOLLOW THE INSTRUCTIONS SET FORTH NEXT TO BOX A ABOVE.

     4. Payment and Delivery. Unless otherwise indicated under Special Payment Instructions below, please issue or cause to be issued any check for the cash election payment and, if a partial cash election has been made, any certificate for shares of Communications Common Stock and any check for cash in lieu of a fractional share of Communications Common Stock (or, if the undersigned has checked Box B in paragraph 3 above, the new Tribune/Swab-Fox Certificate for the balance of the shares of Tribune/Swab-Fox Common Stock) in the name of the registered holder(s) of the Tribune/Swab-Fox Certificates submitted hereby. Similarly, unless otherwise indicated under Special Delivery Instructions below, please mail any check and any such certificate to the registered holder(s) of the Tribune/Swab-Fox Certificates submitted hereby at the address or addresses of the registered holder(s) as shown in the stock transfer records of Tribune/Swab-Fox.

     The undersigned understands and agrees that the cash election payment will not be paid for the Tribune/Swab-Fox Common Stock until after the effective time of the Merger and that no interest will be paid in respect thereof. Promptly following the effective time of the Merger, the Exchange Agent will cause its check to be issued in the amount of the cash election payment and delivered as provided in this Form. If a partial cash election has been made and Box A under paragraph 3 above has been checked, or neither Box under said paragraph has been checked, then promptly after the effective time of the Merger, Communications will cause the transfer agent for the Communications Common Stock, to issue the certificate(s) for the shares of Communications Common Stock and to deliver such certificate(s), as provided in this Form, together with a check for the amount of any cash payment to be made in lieu of issuing any fractional share of Communications Common Stock. If a partial cash election has been made and Box B under paragraph 3 above has been checked, the Exchange Agent will, subject to the provisions of said paragraph, cause the new Tribune/Swab-Fox Certificate for the balance of the Tribune/Swab-Fox shares to be issued and delivered as provided in this Form.

     5. Representations of the Undersigned. The undersigned represents and warrants that the undersigned has full power and authority to surrender, sell, assign and transfer the Tribune/Swab-Fox Certificates, and shares of Tribune/Swab-Fox Common Stock represented thereby, to which this Form relates, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned will execute and deliver, upon request, any additional documents necessary or desirable to complete the surrender of the Tribune/Swab-Fox Common Stock referred to in this Form. Delivery of the Tribune/Swab-Fox Certificate(s) submitted hereby shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon delivery thereof to the Exchange Agent.

     6. Appointment of Exchange Agent as Agent. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney in fact of the undersigned with respect to the Tribune/Swab-Fox Certificates, and shares of Tribune/Swab-Fox Common Stock represented thereby, to which this Form relates, with full power of substitution, and instructs the Exchange Agent on behalf of the undersigned to surrender and deliver such Certificates, to receive in exchange for the shares of Tribune/Swab-Fox Common Stock represented thereby the cash election payment to be made in connection with the proposed Merger, and to issue and deliver or cause to be issued and delivered its check therefor and any certificate for Communications Common Stock issuable in the Merger (or, if so instructed, any new Tribune/Swab-Fox Certificate), all as the undersigned has instructed in this Form, subject to the terms, conditions, and limitations set forth in the Merger Agreement and this Form. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                         SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions III and V)

     Fill in ONLY if the check(s) are to be made payable to or any certificate(s) for Communications Common Stock (or any new Tribune/Swab-Fox Certificate) are to be registered in the name of someone OTHER THAN the registered holder(s) of the Tribune/Swab-Fox Certificate(s).

     Issue check(s) and register stock certificate(s) in the name of:

Name
     ---------------------------------------------------------------------------
                                (Please Print)

Address
        ------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                                            (Including Zip Code)

- --------------------------------------------------------------------------------
(Social Security Number or Other Taxpayer Identification Number)

- --------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTION
                              (See Instruction V)

     Fill in ONLY if the check(s) or any certificate(s) for Communications Common Stock (or any new Tribune/Swab-Fox Certificate) are to be issued in the name of the registered holder(s) of the Tribune/Swab-Fox Certificate(s), but are to be delivered to an address OTHER THAN the address of the registered holder(s) as shown in the stock transfer records of Tribune/Swab-Fox.

     Deliver check(s) and stock certificate(s) to:

Name
     ---------------------------------------------------------------------------
                               (Please Print)

Address
        ------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                                            (Including Zip Code)

- --------------------------------------------------------------------------------

                                   SIGNATURE
                             SIGN
                             HERE
                                  -----------------------------------------
                                  (Signature(s) of Stockholder(s) or Agent)


- --------------------------   ----------------------------------------------
(Social Security Number or     (Print Name, and, if Applicable, Capacity)
     other Taxpayer
  Identification Number)     (Must be signed by registered holder(s), exactly
                             as name(s) appears on certificate(s) or by
                             person(s) authorized to become registered
                             holder(s) pursuant to the documents transmitted
Telephone:                   herewith.  If any certificate surrendered hereby
Number    (   )              is owned of record by two or more joint owners,
          ----------------   all such owners must sign this Form.  If
                             signature is by trustees, executors,
Dated:              , 1995   administrators, guardians, attorneys-in-fact,
      --------------         officers of corporations or others acting in a
                             fiduciary or representative capacity, please set
                             forth full title and enclose proper evidence of
                             authority to so act.  See Instruction III.)
- ------------------------------------------------------------------------------

                             SIGNATURE GUARANTEE
                             (See Instruction V)

              To be completed ONLY if required by Instruction V.

The undersigned hereby guarantees the signature(s) which appears on this Form and the certificate(s) surrendered pursuant to this Form.


- ------------------------------------------------------------------------------
                       (Name of Firm Issuing Guarantee)


- ------------------------------------------------------------------------------
                            (Signature of Officer)


- ------------------------------------------------------------------------------
                  (Title of Officer Signing This Guarantee)


- ------------------------------------------------------------------------------
                        (Address of Guaranteeing Firm)
- ------------------------------------------------------------------------------


                             GUARANTEE OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

The undersigned is:

[ ] a member of a registered national         --------------------------------
    securities exchange,                            (Firm - Please Print)

[ ] a member of the National Association
    of Securities Dealers, Inc., or           --------------------------------
                                                   (Authorized Signature)
[ ] a commercial bank or trust company in
    the United States;                        --------------------------------


    and guarantees to deliver to the          --------------------------------
    Exchange Agent the certificate(s) for
    Tribune/Swab-Fox Common Stock to which
    this Form relates, duly endorsed in       --------------------------------
    blank or otherwise in form acceptable                (Address)
    for transfer on the books of
    Tribune/Swab-Fox, no later than 5:00
    P.M., New York time on the eighth
    American Stock Exchange, Inc. trading     --------------------------------
    day after ________, 1995.                 (Area Code and Telephone Number)
- ------------------------------------------------------------------------------

TO BE COMPLETED BY EVERY STOCKHOLDER TO WHOM PAYMENT IS TO BE MADE (See Instructions under "IMPORTANT TAX INFORMATION," below).

PAYER'S NAME:  MELLON SECURITIES TRUST COMPANY

        SUBSTITUTE                                  Social Security Number
                             Part 1--PLEASE               |        |
         Form W-9            PROVIDE YOUR        -----------------------------
 Department of the           TIN IN THE BOX                   OR
 Treasury, Internal          AT RIGHT AND        -----------------------------
 Revenue Service             CERTIFY BY
                             SIGNING AND         Employer Identification Number
 Payer's Request for         DATING BELOW             |
 Taxpayer Identification                         -----------------------------
 Number (TIN)

                             Part 2--Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because
                             (1) you are exempt from backup withholding, or (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends, or (3) the IRS has notified you that you are no longer subject to backup withholding.

                                              [ ]


                             Part 3--Check the box if you are Awaiting TIN
                                              [ ]

                             CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                             SIGNATURE________________________  DATE____________
- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

I. Special Conditions for Cash Elections.

   (a) Time in Which to Make a Cash Election.

   To make a valid cash election, this Form or a facsimile thereof, accompanied by the Tribune/Swab-Fox Certificates as to which the cash election is being made or a proper guarantee of delivery thereof, must be received by the Exchange Agent at one of the addresses set forth on the first page of this Form, not later than 5:00 P.M., New York time, on May ___, 1995. Tribune/Swab-Fox stockholders whose Tribune/Swab-Fox Certificates are not immediately available may also make a cash election by completing this Form or a facsimile thereof, and having the Guarantee of Delivery box properly completed and duly executed (subject to the condition that the Tribune/Swab-Fox Certificates the delivery of which is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Tribune/Swab-Fox, no later than 5:00 P.M., New York time, on the eighth trading day after ________, 1995). Holders whose Forms and stock certificates (or proper guarantees of delivery of stock certificates) are not so received will not be entitled to receive cash in connection with the proposed Merger, but their shares will be converted into shares of Communications

Common Stock (and/or cash in lieu of fractional shares) in accordance with the Merger Agreement as set forth in the Proxy Statement/Prospectus.

   (b) Change or Revocation of Cash Election.

   A cash election may be changed by written notice of the change accompanied by a completed, signed and revised copy of this Form received by the Exchange Agent before 5:00 P.M., New York time, on May ___, 1995. A cash election may be revoked by written notice of revocation received by the Exchange Agent prior to 5:00 P.M., New York time, on the last business day prior to the effective time of the Merger. Tribune/Swab-Fox stockholders will not be given formal notice of the effective time of the Merger; however, it is anticipated that the effective time of the Merger will occur on the next day after the Special Meeting of the Tribune/Swab-Fox stockholders or very soon thereafter. In addition, all cash elections shall automatically be revoked if the Exchange Agent is notified in writing by Tribune/Swab-Fox and Communications that the Merger Agreement has been terminated. If a cash election is revoked, the certificate or certificates (or guarantee of delivery, as appropriate) for the shares of Tribune/Swab-Fox Common Stock to which such cash election relates shall be promptly returned (at the stockholder's risk) to the person submitting the same to the Exchange Agent.

   (c) Surrender of Certificates Evidencing Shares in Excess of Those Covered by Cash Election.

   If a cash election made hereby is intended to relate to less than all of the shares of Tribune/Swab-Fox Common Stock evidenced by the certificate(s) listed on the first page of this Form, then the stockholder signing this Form should clearly so indicate by checking Box B in paragraph 2 above and filling in the number of shares to which the cash election does relate in the space provided following Box B in said paragraph. IF A CASH ELECTION IS MADE AS INDICATED BY A CHECK MARK IN ONE OF THE BOXES IN PARAGRAPH 2 ABOVE BUT THE NUMBER OF SHARES TO WHICH THE ELECTION RELATES IS NOT CLEARLY INDICATED, THEN THE EXCHANGE AGENT WILL ASSUME A CASH ELECTION IS BEING MADE AS TO ALL OF THE SHARES REPRESENTED BY THE SUBMITTED TRIBUNE/SWAB-FOX CERTIFICATE(S). IF NEITHER BOX IN PARAGRAPH 2 ABOVE IS CHECKED, THE EXCHANGE AGENT WILL ASSUME A CASH ELECTION IS BEING MADE WITH RESPECT TO ALL OF THE SHARES REPRESENTED BY THE CERTIFICATE(S) SUBMITTED HEREBY.

   If a cash election made hereby relates to less than all of the shares of Tribune/Swab-Fox Common Stock evidenced by the certificate(s) listed on the first page of this Form, then the balance of the Tribune/Swab-Fox shares will be converted at the effective time of the Merger into the right to receive Communications Common Stock, at the rate of 0.1255 of a share of Communications Common Stock for each share of Tribune/Swab-Fox Common Stock, and cash in lieu of any fractional share of Communications Common Stock, as provided in the Merger Agreement and as set forth in the Proxy Statement/Prospectus. Unless Box B under paragraph 3 above is checked, the Exchange Agent will hold the Tribune/Swab-Fox Certificate(s) submitted hereby pending the Merger and promptly following the effective time of the Merger will cause the certificate(s) for the Communications Common Stock (and a check for any payment in lieu of any fractional share) into which the balance of the Tribune/Swab-Fox shares have been converted to be issued and delivered in accordance with the instructions contained in this Form. If the stockholder signing this Form does not wish the Exchange Agent to hold the Tribune/Swab-Fox Certificates pending the Merger, then Box B under paragraph 3 above should be clearly marked. In such event, a new Tribune/Swab-Fox Certificate representing the balance of the shares of Tribune/Swab-Fox Common Stock as to which no cash election has been made will be issued and delivered in accordance with the instructions contained in this Form as promptly as practicable after the receipt of this Form, unless on or before such date Tribune/Swab-Fox has notified the Exchange Agent that the Merger will be consummated within five business days thereafter. If a new Tribune/Swab-Fox Certificate is issued, such new Tribune/Swab-Fox Certificate must be surrendered to the Exchange Agent following the effective time of the Merger in order to receive the certificate(s) for the Communications Common Stock (and check for the fractional share payment) into which the shares represented thereby will have been converted by virtue of the Merger. A new transmittal letter will be forwarded to the registered holder of such Tribune/Swab-Fox Certificate for such purpose.

     (d)  Possible Prorationing.

     The Merger Agreement provides that cash elections shall not exceed 10,000,000 shares of Tribune/Swab-Fox Common Stock less the number of shares of
                                                   ----
Tribune/Swab-Fox Common Stock held by stockholders who have perfected their right to appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware. Section 1.4 of the Merger Agreement sets forth the procedures by which cash elections will be prorated if valid cash elections exceed such amount. The procedure is summarized in the Proxy Statement/Prospectus at "The Merger Agreement--Cash Election Procedures" at pages _____ thereof.

     (e)  Fractional Shares.

     No fractional shares of Communications Common Stock will be issued in connection with the Merger. In lieu of such fractional shares, any holder of Tribune/Swab-Fox Common Stock who would otherwise be entitled to a fractional share of Communications Common Stock will, upon surrender of such Tribune/Swab-Fox Certificate, receive in cash an amount equal to the product obtained by multiplying $0.88 times the number of shares of Tribune/Swab-Fox Common Stock which would otherwise be converted into a fractional share of Communications Common Stock.

II.  Submission of this Form.

     This Form or a facsimile hereof must be properly filled in, dated and signed, and must be delivered together with the Tribune/Swab-Fox Certificate(s) as to which a cash election is being made or with a duly signed guarantee of delivery of such certificates (see Instruction I(a)), and any supporting documents (see Instruction III), to the Exchange Agent at either of the addresses set forth on the first page of this Form. The method of delivery is at your option and risk, but, if sent by mail, registered and insured mail, return receipt requested, is suggested. A return envelope is enclosed for your convenience. If any shares of Tribune/Swab-Fox Common Stock are registered in different forms of your name (e.g. "John Doe" and "J. Doe") or in different forms of ownership, you should complete as many separate Forms as there are different registrations. If there is insufficient space to list all your Tribune/Swab-Fox Certificates being submitted to the Exchange Agent, please attach a separate list.

III. Signatures.

     The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond EXACTLY with the name(s) as written on the face of the Tribune/Swab-Fox Certificate(s) surrendered unless the shares described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the Tribune/Swab-Fox Certificate(s). If the "Special Payment Instructions" box is completed, then the signature(s) on this Form must be guaranteed as specified in Instruction V.

     If this Form, or any endorsement or stock power required by Instruction V, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or other person acting in representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate documentary evidence of authority to so act in such capacity must be forwarded with this Form. If additional documents are required by the Exchange Agent, you will be so advised. If the registered holder is deceased or unable to act and no executor or administrator or personal representative has been appointed or if there are questions or a need for assistance in connection with, among other things, supporting documents, see Instruction VII.

IV.   When Endorsement of Certificates is Not Required.

      When this Form is signed by the registered holder(s) of the Tribune/Swab-Fox Certificate(s) submitted herewith and the check for the cash election payment and any certificate for the Communications Common Stock (or new Tribune/Swab-Fox Certificate (See Instruction I(c)) are to be issued in exactly the same name as appears on the face of the surrendered Tribune/Swab-Fox Certificate(s), no endorsement of the Tribune/Swab-Fox Certificate(s) being submitted or separate stock powers or signature guarantees are required, nor will you be required to make payment for transfer taxes.

V. Signature Guarantees and Endorsements; Stock Transfer Taxes; Special Delivery Instructions.

      (a) If this Form is signed by a person or entity other than the registered holder(s) of the Tribune/Swab-Fox Certificate(s) submitted herewith or if the check for the cash election payment or any certificate for the Communications Common Stock (or any new Tribune/Swab-Fox Certificate (see Instruction I(c)) is to be made payable to or issued in the name of a person or entity other than the registered holder shown on the face of the surrendered Tribune/Swab-Fox Certificate, then (i) the name and address of such person or entity must be indicated in the Special Payment Instructions box on this Form, (ii) the Tribune/Swab-Fox Certificate(s) submitted must be endorsed by or accompanied by separate stock powers signed by the registered holder(s) exactly as the name or names of the registered holder(s) appear on the face of the surrendered Tribune/Swab-Fox Certificate(s), and (iii) the SIGNATURE(S) on this Form and on the endorsed Certificate(s) or separate stock powers MUST BE GUARANTEED by an eligible guarantor institution (Banks, Brokerage Firms, Savings & Loans, Credit Unions, etc.), that is a member of an approved Signature Guarantee Medallion Program. Further, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person must be delivered to the Exchange Agent, or satisfactory evidence of the payment of such taxes or exemption therefrom must be submitted to the Exchange Agent, before any such check or stock certificate will be issued.

      (b) If the check for the cash election payment or any certificate for Communications Common Stock (or new Tribune/Swab-Fox Certificate) is to be made payable to or issued in the name of the registered holder shown on the front of the Tribune/Swab-Fox Certificate(s), but sent to someone other than the registered holder or to an address other than that set forth in Tribune/Swab-Fox's stock transfer records, the name and address of such other person or the registered holder's new address should be indicated in the Special Delivery Instructions box.

VI.   Lost or Destroyed Certificates.

      If your Tribune/Swab-Fox Certificate(s) have been either lost or destroyed, an affidavit of loss and bond of indemnity satisfactory to the Exchange Agent and Communications must be submitted to the Exchange Agent. Promptly notify the Exchange Agent and you will then be instructed as to the steps you must take in order to receive the consideration in the Merger. See Instruction VII.

VII.  Inquiries.

      All inquiries regarding appropriate procedures for surrendering Tribune/Swab-Fox Certificates should be directed to the Exchange Agent by telephone at (800) 777-3674. Additional copies of this Form also may be obtained from the Exchange Agent by calling toll free at (800) 777-3674.

VIII. Substitute Form W-9.

      See "IMPORTANT TAX INFORMATION" below for instructions on completing Substitute Form W-9.

IX. Miscellaneous.

    All questions with respect to this Form and the cash elections intended to be made thereby (including, without limitation, questions relating to the timeliness or effectiveness of a cash election or of a revocation of such election) will be determined by Communications and Tribune/Swab-Fox, which determinations shall be conclusive and binding.

                           IMPORTANT TAX INFORMATION

    Under Federal income tax law, a stockholder whose shares of Tribune/Swab-Fox Common Stock are surrendered herewith is required by law to provide the Exchange Agent (as payer) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, cash payments in respect of shares of Tribune/Swab-Fox Common Stock surrendered in connection with the Merger may be subject to backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any such cash payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

    To prevent backup withholding on any cash payment made to a stockholder in respect of shares of Tribune/Swab-Fox Common Stock surrendered in connection with the Merger, the stockholder is required to provide the Exchange Agent with a correct TIN on Substitute Form W-9, which is provided above, and, if the stockholder is NOT subject to backup withholding, to indicate by checking the box in Part 2 of the Substitute Form W-9. The box in Part 3 of the Substitute Form W-9 may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Exchange Agent will withhold 31% of all cash amounts payable to you in connection with the Merger until a TIN is provided to the Exchange Agent. However, if a properly certified TIN is provided to the Exchange Agent within 60 days, the backup tax will be refunded upon request.

What Number to Give the Exchange Agent

    The stockholder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the shares of Tribune/Swab-Fox Common Stock being surrendered in connection with the Merger. If such shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.